                                                                    EXHIBIT 10.6
                                SUPPLY AGREEMENT


         AGREEMENT made as of this 2nd day of April, 1987, between TCM Holding Corporation, a Delaware corporation and Rogers Tool Works, Inc., a Delaware corporation (the "Seller") and Smith International, Inc., a Delaware corporation, (the "Buyer" or "Smith").


                                WITNESSETH THAT

         WHEREAS, simultaneously herewith, TCM Holding Corporation is acquiring certain assets of the Tungsten Carbide Manufacturing Division of Buyer (the "TCM Division"); and

         WHEREAS, the TCM Division has had considerable experience in the business of manufacturing products which perform the functions set forth on Annex A hereto (each product which performs one of such functions, a "Product"; collectively, the "Products") and has been manufacturing such Products for several years; and

         WHEREAS, the TCM Division has been supplying Buyer with Products for several years: and

         WHEREAS, it is anticipated that upon such acquisition by TCM Holding Corporation of the TCM Division, Seller, which has had considerable experience in the business of manufacturing items similar to the Products, will combine the TCM Division's Products business with Seller's own related business; and

         WHEREAS, TCM Holding Corporation, in acquiring certain assets of the TOM Division, anticipates that a significant proportion of its production of Products shall be sold to Buyer; and

         WHEREAS, Buyer, subsequent to its sale of certain assets of the TCM Division, desires to continue to obtain Products.

         NOW, THEREFORE, Buyer and Seller, for and in consideration of the covenants contained herein and other good and valuable consideration, hereby agree as follows:

         (I) Term. This agreement shall commence on the Closing Date, as defined in Section 4.1 of that certain Purchase Agreement between TCM Holding Corporation and Smith dated as of April 2, 1987 (the "Purchase Agreement") , and shall continue in effect for a period of seven and one-half years thereafter.

         (2)  Quantity.     (a)  Except as otherwise provided in Paragraph
2(b), the Buyer agrees to buy from Seller and Seller agrees to sell to Buyer, the percentages of Buyer's total Net Purchases, as defined in this Paragraph 2(a), from all sources of the Products during each calendar year of the periods specified below:

         Percentage of the Buyer's
         total Net Purchases                                Period
         -------------------                                ------
                 75                                The Closing Date, as defined in Section 4.1 of the Purchase
                                                   Agreement, through December 31, 1988

                 80                                January 1, 1989 through the last day of the term of this agreement


Subject to the obligation of Seller specified in the preceding sentence, all orders are subject to acceptance by Seller. The term "Net Purchase" means, with respect to each purchase of the Products by Buyer, the dollar amount which is determined by subtracting the cash discount and freight charges, if any, from the total invoice price of the Products set forth in the related invoice. Notwithstanding the foregoing, in the event that Buyer acquires a company or entity from a party which is not affiliated with Buyer and which company or entity is not engaged in rockbit production, there shall be excluded from the percentage of Buyer's total Net Purchases of the Products requirements of this Paragraph 2(a) all purchases of the Products by such newly acquired company or entity.

         (b) In the event that any shipment of Products by Seller to Buyer does not conform to the specifications for such Products described in Paragraph 9, Buyer may provide a written notice to Seller which specifies the details of such nonconformance and requests Seller to remedy such nonconformance. In the event that Seller fails to remedy such nonconformance specified in the written notice described in the preceding sentence within 60 days of receipt by Seller of the aforesaid notice, the purchase price of such nonconforming Products shall be applied towards the total Net Purchases of the Products specified in Paragraph 2(a) for the calendar year during which the nonconforming Products were shipped to Buyer.

         (c) Upon reasonable notice to Buyer, Seller shall have the right to examine the books and records of Buyer and its divisions, subsidiaries and affiliates necessary to verify Buyer's compliance with the purchase obligations set forth in Paragraph 2(a).

         (3) Certain Adjustments. (a) In the event that Buyer shall have made aggregate Net Purchases of the Products and any other items ("Other Products") sold by Seller to Buyer of not less than the dollar amount set forth in the column of Table 3 below headed "Minimum Purchase Quantity" during the twelve month period specified for such dollar amount, Seller shall pay Buyer an amount which is equal to 5% of such aggregate Net Purchases in any such twelve month period, provided, however, that aggregate Net Purchases for purposes only of the preceding clause shall not include purchases of Other Products unless the aggregate purchase price of Other Products exceeds $500,000 during the pertinent twelve month period. If the requirement of the first sentence of this Paragraph 3 has been met in any twelve month period specified therein, Seller shall pay Buyer such 5% of aggregate Net Purchases within 30 days after the last day for such twelve month period. At the option of Seller, such payment may be made by credit to Buyer's open account with Seller to the extent that a balance exists on the date of the adjustment.

                                    Table 3

Twelve month period               Minimum Purchase Quantity (000)
-------------------               -------------------------------

January 1, 1989 through
December 31, 1989                                  $9,200

January 1, 1990 through
December 31, 1990                                  11,400

January 1, 1991 through
December 31, 1991                                  14,200

January 1, 1992 through
December 31, 1992                                  16,300

January 1, 1993 through
December 31, 1993                                  18,800

January 1, 1994 through
December 31, 1994                                  21,700

January 1, 1995 through
December 31, 1995                                  25,000

January 1, 1996 through
December 31, 1996                                  26,800

(b) In the event that the Buyer sells its McEvoy-Willis division, the annual Minimum Purchase Quantity numbers specified in Table 3 shall be reduced and adjusted as set forth in Table 3.1 below, effective on the January 1st immediately following such sale. Any such reduction and adjustment shall be prorated for the year of the sale as of the first day of the month succeeding such sale.

                                   Table 3.1

                                                                      Adjusted Minimum
Twelve month period                         Reduction               Purchase Quantity (000)
-------------------                         ---------               -----------------------

January 1, 1989 through
December 31, 1989                            $  700                          $ 8,500

January 1, 1990 through
December 31, 1990                               700                           10,700

January 1, 1991 through
December 31, 1991                               800                           13,400




January 1, 1992 through
December 31, 1992                               800                           15,500

January 1, 1993 through
December 31, 1993                             1,000                           17,800

January 1, 1994 through
December 31, 1994                             1,100                           20,600

January 1, 1995 through
December 31, 1995                             1,300                           23,700

January 1, 1996 through
December 31, 1996                             1,400                           27,400

(4) Shipments. Seller shall, to the extent practicable, make shipments of the products at such times and, subject to paragraph 2 above, in such quantities, as shall be required and ordered by Buyer. Buyer shall place orders as far in advance as practicable and shall place orders in a manner which aids Seller in maintaining level production volumes to the extent practicable. Seller shall use its best efforts to keep confidential all forecasts of the amount of the products to be purchased furnished to it by Buyer. A Net Purchase of the Products shall be deemed to have been made pursuant to paragraphs 2 and 3 on the date which Seller promised delivery of such order to Buyer notwithstanding any failure of Seller to ship such Products to Buyer on such promised delivery date. Each promised delivery date shall be reasonable and made in the ordinary course of business under the circumstances of the particular order.

(5) Price. (a) Except as otherwise provided in Paragraphs 10 and 11 hereof, the initial price to be paid by Buyer for each unit of a Product shall be the price per unit of such Product on the effective date of this agreement as set forth on Annex B hereto. The price applicable to each fiscal quarter commencing on (the first day of the second fiscal quarter commencing after the Closing Date, as defined in the Purchase Agreement) shall be adjusted to reflect (i) changes in the American Metal Market prices for tungsten carbide and extra fine cobalt powders, as published in American Metal Market, or if not available, from such other source as may be agreed to by the parties, for that portion of the cost of materials of each Product as set forth in Annex B hereto, and (ii) the amount of the change in the Producer Price Index for Machinery Except Electric (Industry Code 35) (P.P.I.), for that portion of the cost of each Product as set forth in Annex B hereto.

         (b)     In addition to the adjustments provided for in subparagraph
(a) above, upon the written request of either Buyer or Seller, which request may be given one time after each of the second, fourth and sixth anniversaries of the date of this agreement, Buyer and Seller shall negotiate further adjustments in the prices to be paid by Buyer for Products. Such further adjustments shall become effective for orders given subsequent to the date of agreement. If Buyer and Seller do not reach agreement as to adjusted prices within 90 days of receipt of the request to adjust prices, the matter shall be submitted to the Dallas, Texas office of the American Arbitration Association for arbitration by one arbitrator pursuant to the rules of such association. The arbitrator shall determine adjustments to prices which shall reflect a fair and reasonable market price for such items, taking into account market prices of items of comparable quality, quantity, availability, composition and style. The decision by the arbitrator shall be final, non-appealable and binding upon Buyer and Seller and shall be effective for orders given subsequent to the date of such decision.

         (c) Open orders from Smith to the TCM Division for products, which orders are assumed by TCM Holding Corporation pursuant to the purchase Agreement shall be governed as to price and other terms and conditions by this agreement, notwithstanding any variance herein from the prices, terms and conditions of such assumed open orders.

         (6) Deliveries; Risk of Loss. All deliveries shall be FOB Seller's plant. The freight charges on all deliveries shall not exceed the charges which would have been applicable if the items delivered had been shipped from Rogers, Arkansas. Risk of loss shall pass to Buyer FOB Seller's
plant.   Seller shall arrange transportation of Buyer's choice at Buyer 's expense.

         (7)     Terms of Payment.  Net Cash thirty (30) days.

         (8) Inspection. Seller shall, throughout the term of this agreement, provide a representative of Buyer access at reasonable times and upon reasonable advance notice to its manufacturing facilities for the purpose of allowing Buyer to inspect and ascertain the manner in which Seller is then manufacturing the products.

         (9) Exclusion of Warranties. SELLER WARRANTS THAT ALL PRODUCTS FURNISHED HEREUNDER WILL CONFORM TO THE SPECIFICATIONS TO BE PROVIDED AT THE TIME OF THE ORDER FOP SUCH PRODUCTS. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING BY LAW, CUSTOM, CONDUCT, OR USAGE OF TRADE ARE HEREBY EXCLUDED AND THE RIGHTS AND REMEDIES OF THE BUYER PROVIDED HEREIN ARE EXCLUSIVE OF ANY OTHER RIGHTS OR REMEDIES OF BUYER. BUYER'S EXCLUSIVE REMEDY FOR THE BREACH OF THE WARRANTY OF THIS PARAGRAPH WITH RESPECT TO ANY PRODUCT IS TO RECEIVE A TIMELY REPLACEMENT OF, OR., IF NOT TIMELY REPLACED, A CREDIT FOR SUCH PRODUCT AND IN NO EVENT SHALL SELLER BE LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR CONTINGENT DAMAGES ARISING FROM OR IN CONNECTION WITH ITS PERFORMANCE UNDER THIS AGREEMENT OR THE SALE OR USE OF ANY PRODUCT.

         (10) Custom Orders. Buyer may request custom orders of special or experimental products from Seller. Such requests are subject to acceptance by Seller. Such Custom Orders shall be made at prices and upon terms negotiated to reflect any special tooling or other costs incurred by Seller. Custom Orders shall be counted toward satisfaction of Buyer's obligations under paragraph 2 of this agreement. All tooling developed in connection with Custom Orders shall be owned by Seller.

         (11) Product Improvements, Process Improvements and New Products. Buyer and Seller shall upon such terms and conditions as they may agree from time to time cooperate in the development and testing of Product improvements, process improvements in the manufacture of, or which result in the enhancement of, Products and new products. Any improved product or new product which performs any of the functions set forth in Annex A shall be deemed to be a Product and shall be subject to this agreement. The prices of any such improved product or new product shall be agreed to by Buyer and Seller. Unless otherwise required by law, each party shall use its best efforts to hold in confidence and not disclose to any third party any information not otherwise available concerning know-how, processes or technology obtained from the other, including know-how, processes or technology obtained in connection with the cooperation described in this paragraph 11 or the inspection described in paragraph 8. Seller shall not divulge to its customers any specifications for the Products or initiate any offer to sell a Product manufactured in accordance with Buyer's specifications, provided that the restriction set forth in the preceding clause shall not apply if such specifications are independently developed by Seller or are known by third parties who acquired such knowledge independent of seller.

         (12) Claims. Except for the Warranty contained in paragraph 9, Seller shall not be liable for any loss, cost, damage or expense whatsoever resulting from the use of any product. Claims on account of quality, loss of or damage to or by any Product shall be made in writing as promptly as possible but in no event later than one year after the delivery of such product.
Failure to give notice of such claims within such one year period shall be deemed an admission by Buyer that the Product is as represented and warranted by Seller and free from all defects and Seller shall be released from any and all claims, including claims for contribution or indemnity, arising out of or in connection with the Product. Seller's liability for damages in respect of such claims shall in no event exceed the purchase price of the unit of Product as to which such damages are claimed. The applicable specifications referred to in Paragraph 9 hereof shall govern.

         (13) Patent Infringement. Seller shall not be responsible in any manner whatsoever for any infringement or alleged infringement of any patent or patents covering any existing products made pursuant to this agreement or any product embodying any such Products; and Buyer, at its own expense, shall defend any claim brought against Seller, or Seller's agents or representatives, on account of such infringement or alleged infringement involving any existing Product and save and hold harmless each of them from and against any and all loss, cost, damage or expense resulting from, arising out of, or in connection with any such infringement or alleged infringement.

         (14) Force Majeure. The failure or omission by either of the parties hereto to perform any obligation contained in this agreement other than the obligations contained in paragraph 7 of this agreement shall not be deemed a breach of this agreement if the same shall arise from any causes beyond the control and without the fault or negligence of such party, including, but not restricted to, acts of God, acts of federal, state, or local governments or any agency thereof, requests of any governmental authority or any officer, department, agency or instrumentality thereof other than those described in the final sentence of this Paragraph 14, fire, storm, flood, earthquake, explosion, accident, acts of the public enemy, war, rebellion, insurrection, riot, sabotage, epidemic, quarantine, restrictions, transportation embargoes or failures or delays in transportation, or unavailability or delays in the delivery of any transportation facility, product or material necessary to the performance hereof. Notwithstanding the foregoing sentence, the failure or omission by either of the parties hereto to perform any obligation contained in this Agreement as a consequence of such party becoming subject to any act of any federal, state or local governments or any agency thereof or any request of any governmental authority or any officer, department, agency or instrumentality thereof by virtue of an affirmative act of such party, such as relocation of manufacturing operations, shall be a breach of this agreement and not excused under this Paragraph 14.

         (15) Modification and Termination. This agreement may not be modified or terminated orally. No claimed modification, termination or waiver of any of its provisions shall be valid unless in writing and signed by the duly authorized representative of each of Buyer and Seller.

         (16) Applicable Law. This agreement shall be governed by and construed according to the laws of the State of Arkansas.

         (17) Successors and Assigns. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, including purchasers or transferees of any significant portion of the assets of any affiliate or division of Buyer which would result in a material reduction of Buyer's requirements for the Products other than any purchaser of the McEvoy-Willis division of the Buyer, and including any affiliate of either Buyer or any successor of Buyer, whether or not such affiliate exists on the effective date of this agreement. Buyer shall not sell all or a significant portion of its Smith International division or any other division or subsidiary of Buyer then engaged in the business of manufacturing rockbits unless the purchaser(s) of such division(s) or subsidiary(ies) expressly assumes the obligations and liabilities of Buyer hereunder.

         (18) Notices. All notices provided for by this agreement shall be considered to have been received if sent by courier or by certified mail, return receipt requested, addressed as provided herein:

        If to the Buyer:          Smith International Division
                                  Smith International, Inc.
                                  4490 Von Karman Avenue
                                  Newport Beach, CA  92660
                                  Attention:  President

        With copies to:           Ronald R. Randall, Esq.
                                  Smith International, Inc.
                                  4490 Von Karman Avenue
                                  Newport Beach, CA 92660

         If to the Seller:         TCM Holding Corporation
                                   c/o Harbour Group Investments, Inc.
                                   7701 Forsyth Boulevard
                                   Suite 550
                                   Clayton, MO  63105
                                   Attention:       Ralph S. Lobdell
                                                    President

                                   Rogers Tool Works, Inc.
                                   205 North 13th Street
                                   Rogers, AR 72756
                                   Attention:       Robert W. Britzke
                                                    President

         With copies to:           Dickstein, Shapiro & Morin
                                   2101 L Street, N.W.
                                   Washington, D.C.  20037
                                   Attention:       Ira H. Polon, Esq.


IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers duly authorized thereto, all as of the day and year first above written.

                                   SMITH INTERNATIONAL, INC.

                                   By: /s/ LOREN K. CARROLL
                                      -----------------------------------------
                                        Loren K. Carroll, Vice President


                                   TCM HOLDING CORPORATION

                                   By: /s/ ROBERT W. BRITZKE
                                      -----------------------------------------
                                        Robert W. Britzke, President,
                                        ROGERS TOOL WORKS, INC.


                                   By: /s/ ROBERT W. BRITZKE
                                      -----------------------------------------
                                        Robert W. Britzke, President

                                    Annex A


ITEMS TO BE INCLUDED IN SUPPLY CONTRACT

1. ITEMS OF CEMENTED CARBIDE WHICH ARE USED AS THE CUTTING OF GAGE TEETH IN ROCK BITS, GENERALLY KNOWN AS COMPACTS OR INSERTS OR OTHER ITEMS PERFORMING LIKE FUNCTIONS.

2. ITEMS OF CEMENTED CARBIDE WHICH ARE USED TO CONTROL OR DIRECT THE FLOW OF DRILLING MUD OR OTHER DRILLING FLUIDS OR GASES, GENERALLY KNOWN AS NOZZLES, OR OTHER ITEMS PERFORMING LIKE FUNCTIONS.

3. ITEMS OF SOLID CEMENTED CARBIDE OR ITEMS WHICH HAVE A BODY OF STEEL OR OTHER MATERIAL, WHICH HAVE CEMENTED CARBIDE ELEMENTS INSERTED IN OR AFFIXED TO, WHICH ARE DESIGNED TO WITHSTAND WEAR, ABRASION, CORROSION, IMPACT OR OTHER DEGRADING CONDITIONS. GENERALLY KNOWN AS WEAR PARTS OR OTHER ITEMS PERFORMING LIKE FUNCTIONS.

         NOT TO BE INCLUDED IN THIS CATEGORY ARE PRODUCTS WHICH CONSIST MAINLY OF METALS SUCH AS STEEL, AND TO WHICH CEMENTED CARBIDE IS AFFIXED BY GAS OR ELECTRIC WELDING PROCESSES KNOWN AS HARDFACING.

4. VARIOUS ALLOYS OF TUNGSTEN CARBIDE. COBALT, IRON AND OTHER MATERIALS. WHICH ARE TO BE USED, EITHER IN POWDER FORM, OR ENCASED IN TUBE. AS A HARDFACING COMPOUND IN GAS OR ELECTRIC WELDING OR OTHER PROCESSES.

                                    ANNEX B

THIS IS SUBJECT TO FINAL REVISION AS OF CLOSING TO REFLECT CURRENT MATERIAL PRICES.

                 Sii SMITH INTERNATIONAL DIV.

                 PRICING FOR HARDFACING ROD

MACROCRYSTALLINE TUNGSTEN CARBIDE                  50% - 80% BY WEIGHT

PRICE PER POUND = $18.25 X (WC CONTENT %) X RAW MATERIALS MULTIPLIER;

ADD $100 PER LINE FOR ORDER QUANTITIES LESS THAN 1000 POUNDS PER ITEM

                 QUARTERLY RAW MATERIALS ADJUSTMENT MULTIPLIER

         TUNGSTEN CARBIDE (BASE PRICE. . .)  $9.35 PER POUND)

                 AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER (OR LATEST 4 PERIOD PRICE) TUNGSTEN CARBIDE PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY TUNGSTEN CARBIDE BASE PRICE

                 HYPOTHETICAL QUARTER 7 MULTIPLIER

                                  END OF QUARTER 6 PRICES

                                   $9.00            WEEK 1
                                   $9.00            WEEK 2
                                   $8.95            WEEK 3
                                   $8.95            WEEK 4
                                   $8.95            AVERAGE

         MULTIPLIER = $8.95/$9.35 = 8.957

QUARTER 7
PRICE PER POUND = $18.25 X (WC CONTENT %) X .957 = $17.47 X (WC CONTENT %)

It is understood that Smith Tool is currently evaluating other hardfacing products. At the request of Smith Tool, RTW agrees to review pricing when this evaluation is completed.

                                ANNEX B - PAGE 2


WEAR PARTS AND CERTAIN OTHER SPECIALTY ITEMS - PRICING

                 SII - VARIOUS DIVISIONS




Prices for this category of parts are subject to quotation.

                               ANNEX B - PAGE 3

                                NOZZLE PRICING
                         Sii SMITH INTERNATIONAL DIV

         NOZZLE PRICING FORMULA (BEGINNING AT TCM SALE CLOSING DATE)


PRICE PER NOZZLE = $0.75 + $0.052 PER GRAM + ($175.00 DIVIDED BY THE QUANTITY
                   ON THE ORDER

                $0.052 = $0.003 (COBALT) + $0.019 (WC) + 0.03 (L,OH&MU) PER GRAM



                   QUARTERLY MATERIALS ADJUSTMENT MULTIPLIERS

COBALT   (BASE PRICE. . .)        $15.30 PER POUND)

                 AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER OR LATEST 4 PERIOD PRICE) COBALT PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY COBALT BASE PRICE

                 HYPOTEHTICAL QUARTER 7 MULTIPLIER

                           END OF QUARTER 6 PRICES

                           $15.00  WEEK 1
                           $15.00  WEEK 2
                           $14.90  WEEK 3
                           $14.95  AVERAGE

MULTIPLIER =     $14.95/15.30     =        $0.977

TUNGSTEN CARBIDE          (BASE PRICE. . .>        $9.35 PER POUND)

                 AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER (OR LATEST 4 PERIOD PRICE) TUNGSTEN CARBIDE PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY TUNGSTEN CARBIDE BASE PRICE

                 HYPOTEHTICAL QUARTER 7 MULTIPLIER

                           END OF QUARTER 6 PRICES

                           $9.00   WEEK 1
                           $9.00   WEEK 2
                           $8.90   WEEK 3
                           $8.90   WEEK 4
                           $8.95   AVERAGE

MULTIPLIER =     $8.95/$9.35      =        $0.957

                               ANNEX B - PAGE 4

              QUARTERLY LABOR AND OVERHEAD ADJUSTMENT MULTIPLIER

PRODUCER PRICE INDEX BASE IS 101.1

         END OF PREVIOUS QUARTER PRODUCER PRICE INDEX DIVIDED BY BASE PRODUCER PRICE INDEX

         HYPOTHETICAL QUARTER 7 MULTIPLIER

                          PPI AT END OF QUARTER 6
                                  102.1

MULTIPLIER       =        102.1/101.1      =       1.010


HYPOTEHTICAL QUARTER 7 PRICING FORMULA

L, OH&MU                 $0.75 X 1.010    =        $0.76
                         $0.530 X 1.010   =        $0.5353 >
COBALT                   $0.0030 X 0.977 =         $0.0029 > $0.0513 CENTS PER GRAM
WC                       $0.019  X 0.957  =        $0.0181 >
SET UP                   $175.00 X 1.010 =         $176.75


                         QUARTER 7 PRICING FORMULA =
  $0.76 + $0.0513 PER GRAM + ($176.75 DIVIDED BY THE QUANTITY ON THE ORDER)

                                ANNEX B - PAGE 5

NOZZLES                                                            >         COBALT . . . >   $15.30 PER POUND
Press, Sinter, Centerless Grind                    BASE PRICES. . .>
                                                                   >         WC . . . . . >   $9.35 PER POUND

                                                                                    LABOR, OH
EXAMPLE                          8% avg.       92% avg.            SET UP           & MARK UP
PRICE                            COBALT           WC               $225             $1.00   $0.047
CALCULATIONS                     cents/gm      cents/gm            per run          per pc   per gm

WT/PC           QTY              COBALT           WC               SETUP/PC             L,OH+MU       PRICE    price/gm
   26           50               $0.078         $0.494              $3.500           $0.750  $0.780   $5.60       21
               100               $0.078         $0.494              $1.750           $0.750  $0.780   $3.85       16
               250               $0.078         $0.494              $0.700           $0.750  $0.780   $2.80       12
               500               $0.078         $0.494              $0.350           $0.750  $0.780   $2.80        9

   37           50               $0.111         $0.703              $3.500           $0.750  $1.110   $6.17       16
334.2          100               $0.111         $0.703              $1.750           $0.750  $1.110   $4.42       12
               250               $0.111         $0.703              $0.700           $0.750  $1.110   $3.37        9
               500               $0.111         $0.703              $0.350           $0.750  $1.110   $3.02        8

  100           50               $0.300         $1.900              $3.500           $0.750  $3.000   $9.45        9
               100               $0.300         $1.900              $1.750           $0.750  $3.000   $7.70        7
               250               $0.300         $1.900              $0.700           $0.750  $3.000   $6.65        6
               500               $0.300         $1.900              $0.350           $0.750  $3.000   $6.30        6

  151           50               $0.453         $2.869              $3.500           $0.750  $4.530  $12.10        8
6055.1         100               $0.453         $2.869              $1.750           $0.750  $4.530  $10.35        6
               250               $0.453         $2.869              $0.700           $0.750  $4.530  $ 9.30        6
               500               $0.453         $2.869              $0.350           $0.750  $4.530  $ 8.95        5

  180           50               $0.540         $3.420              $3.500           $0.750  $5.400  $13.61        7
               100               $0.540         $3.420              $1.750           $0.750  $5.400  $11.86        6
               250               $0.540         $3.420              $0.700           $0.750  $5.400  $10.81        6
               500               $0.540         $3.420              $0.350           $0.750  $5.400  $10.46        5

  250           50               $0.750         $4.750              $3.500           $0.750  $7.500  $17.25        6
               100               $0.750         $4.750              $1.750           $0.750  $7.500  $15.53        6
               250               $0.750         $4.750              $0.700           $0.750  $7.500  $14.45        5
               500               $0.750         $4.750              $0.350           $0.750  $7.500  $14.18        5

  347           50               $1.041         $6.593              $3.500           $0.750 $10.410   $22.29       6
               100               $1.041         $6.593              $1.750           $0.750 $10.410   $20.54       5
               250               $1.041         $6.593              $0.700           $0.750 $10.410   $19.49       5
               500               $1.041         $6.593              $0.350           $0.750 $10.410   $19.14       5



                                ANNEX B - PAGE 6

                  EXTENDED AND CERTAIN OTHER NOZZLES - PRICING
                          Sii SMITH INTERNATIONAL DIV

      EXTENDED NOZZLE PRICING FORMULA (BEGINNING AT TCM SALE CLOSING DATE)


PRICE PER NOZZLE = $1.00 + $0.052 PER GRAM + ($225.00 DIVIDED BY THE QUANTITY
                   ON THE ORDER)

        $0.052 = $0.003 (COBALT) + $0.019 (WC) + 0.03 (L,OH&MU) PER GRAM



                   QUARTERLY MATERIALS ADJUSTMENT MULTIPLIERS

COBALT   (BASE PRICE. . .>    $15.30 PER POUND)

         AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER OR LATEST 4 PERIOD PRICE) COBALT PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY COBALT BASE PRICE

                       HYPOTEHTICAL QUARTER 7 MULTIPLIER

                            END OF QUARTER 6 PRICES

                          $15.00  WEEK 1
                          $15.00  WEEK 2
                          $14.90  WEEK 3
                          $14.95  AVERAGE

MULTIPLIER =     $14.95/15.30     =   $0.977

TUNGSTEN CARBIDE     (BASE PRICE. . .>     $9.35 PER POUND)

         AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER (OR LATEST 4 PERIOD PRICE) TUNGSTEN CARBIDE PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY TUNGSTEN CARBIDE BASE PRICE

                       HYPOTEHTICAL QUARTER 7 MULTIPLIER

                            END OF QUARTER 6 PRICES

                          $9.00   WEEK 1
                          $9.00   WEEK 2
                          $8.90   WEEK 3
                          $8.90   WEEK 4
                          $8.95   AVERAGE

MULTIPLIER =     $8.95/$9.35      =   $0.957

                                ANNEX B - PAGE 7

                              QUARTERLY LABOR AND OVERHEAD ADJUSTMENT MULTIPLIER

PRODUCER PRICE INDEX BASE IS 101.1

    END OF PREVIOUS QUARTER PRODUCER PRICE INDEX DIVIDED BY BASE PRODUCER PRICE INDEX

    HYPOTHETICAL QUARTER 7 MULTIPLIER

         PPI AT END OF QUARTER 6
                 102.1

MULTIPLIER   =   102.1/101.1  =   1.010


HYPOTEHTICAL QUARTER 7 PRICING FORMULA

    L, OH&MU     $1.00 X 1.010     =  $1.01
                 $0.530 X 1.010    =  $0.5353  >
    COBALT       $        X 0.977  =  $        >   $     CENTS PER GRAM
    WC           $        X 0.957  =  $0.0181  >
    SET UP       $225.00 X 1.010   =  $227.25


                          QUARTER 7 PRICING FORMULA =
   $1.01 + $0.0513 PER GRAM + ($227.25 DIVIDED BY THE QUANTITY ON THE ORDER)

                                ANNEX B - PAGE 8

EXTENDED & REGULAR NOZZLES                    >    COBALT . . . >   $15.30 PER POUND
W/1 SHAPE SET UP              BASE PRICES. . .>
                                              >    WC . . . . . >   $9.35 PER POUND

                                                                                     LABOR, OH
EXAMPLE                          8% avg.        92% avg.            SET UP           & MARK UP
PRICE                            COBALT         WC                  $225             $1.00    $0.047
CALCULATIONS                     cents/gm       cents/gm            per run          per pc   per gm

WT/PC          QTY               COBALT         WC                  SETUP/PC             L,OH+MU     PRICE      price/gm
  100           50               $0.300         $1.900              $4.500           $1.000  $4.700 $ 12.40       12
               100               $0.300         $1.900              $2.250           $1.000  $4.700 $ 10.15       10
               250               $0.300         $1.900              $0.900           $1.000  $4.700 $  8.80        8
               500               $0.300         $1.900              $0.450           $1.000  $4.700 $  8.35        8

  150           50               $0.450         $2.850              $4.500           $1.000  $7.050  $15.85       10
               100               $0.450         $2.850              $2.250           $1.000  $7.050  $13.60        9
               250               $0.450         $2.850              $0.900           $1.000  $7.050  $12.25        8
               500               $0.450         $2.850              $0.450           $1.000  $7.050  $11.80        7

  180           50               $0.540         $3.420              $4.500           $1.000  $8.460  $17.92       10
               100               $0.540         $3.420              $2.250           $1.000  $8.460  $15.67        8
               250               $0.540         $3.420              $0.900           $1.000  $8.460  $14.32        8
               500               $0.540         $3.420              $0.450           $1.000  $8.460  $13.87        8

  250           50               $0.750         $4.750              $4.500           $1.000 $11.750  $22.75        9
               100               $0.750         $4.750              $2.250           $1.000 $11.750  $20.50        8
               250               $0.750         $4.750              $0.900           $1.000 $11.750  $19.15        7
               500               $0.750         $4.750              $0.450           $1.000 $11.750  $18.75        7

  300           50               $0.900         $5.700              $4.500           $1.000 $14.100  $26.20        8
               100               $0.900         $5.700              $2.250           $1.000 $14.100  $23.95        8
               250               $0.900         $5.700              $0.900           $1.000 $14.100  $22.60        7
               500               $0.900         $5.700              $0.450           $1.000 $14.100  $22.15        7

  350           50               $1.050         $6.650              $4.500           $1.000 $16.450  $29.65        8
               100               $1.050         $6.650              $2.250           $1.000 $16.450  $27.40        7
               250               $1.050         $6.650              $0.900           $1.000 $16.450  $26.85        7
               500               $1.050         $6.650              $0.450           $1.000 $16.450  $25.60        7

  400           50               $1.200         $7.600              $4.500           $1.000 $18.800   $33.10       8
               100               $1.200         $7.600              $2.250           $1.000 $18.800   $30.85       7
               250               $1.200         $7.600              $0.900           $1.000 $18.800   $29.50       7
               500               $1.200         $7.600              $0.450           $1.00  $18.800   $29.05       7

                                ANNEX B - PAGE 9

                                COMPACTS PRICING
                          Sii SMITH INTERNATIONAL DIV

         COMPACTS PRICING FORMULA (BEGINNING AT TCM SALE CLOSING DATE)


PRICE PER COMPACT= $0.35 + $0.052 PER GRAM + ($70.00 DIVIDED BY THE QUANTITY ON
                   THE ORDER)

        $0.052 = $0.004 (COBALT) + $0.018 (WC) + 0.03 (L,OH&MU) PER GRAM

7% OF SELLING PRICE PER COMPACT ADDITIONAL CHARGE REQUIRED FOR HIP

                   QUARTERLY MATERIALS ADJUSTMENT MULTIPLIERS

COBALT           (BASE PRICE. . .>         $15.30 PER POUND)

         AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER OR LATEST 4 PERIOD PRICE) COBALT PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY COBALT BASE PRICE

         HYPOTEHTICAL QUARTER 7 MULTIPLIER

                            END OF QUARTER 6 PRICES

                          $15.00  WEEK 1
                          $15.00  WEEK 2
                          $14.90  WEEK 3
                          $14.95  AVERAGE

MULTIPLIER =     $14.95/15.30     =        $0.977

TUNGSTEN CARBIDE          (BASE PRICE. . .>        $9.35 PER POUND)

                 AVERAGE OF 4 WEEKS END OF PREVIOUS QUARTER (OR LATEST 4 PERIOD PRICE) TUNGSTEN CARBIDE PRICE QUOTATION FROM AMERICAN METALS MARKET DIVIDED BY TUNGSTEN CARBIDE BASE PRICE

         HYPOTEHTICAL QUARTER 7 MULTIPLIER

                 END OF QUARTER 6 PRICES

                          $9.00   WEEK 1
                          $9.00   WEEK 2
                          $8.90   WEEK 3
                          $8.90   WEEK 4
                          $8.95   AVERAGE

MULTIPLIER =     $8.95/$9.35      =        $0.957

                               ANNEX B - PAGE 10

               QUARTERLY LABOR AND OVERHEAD ADJUSTMENT MULTIPLIER

PRODUCER PRICE INDEX BASE IS 101.1

         END OF PREVIOUS QUARTER PRODUCER PRICE INDEX DIVIDED BY BASE PRODUCER PRICE INDEX

         HYPOTHETICAL QUARTER 7 MULTIPLIER

                 PPI AT END OF QUARTER 6
                          102.1

MULTIPLIER       =        102.1/101.1      =       1.010


HYPOTEHTICAL QUARTER 7 PRICING FORMULA

         L,OH&MU          $0.35    X 1.010         =        $0.35
                          $0.030   X 1.010         =        $0.0303 >
         COBALT           $ 0.0040 X 0.977         =        $0.0039 >   $0.0514   CENTS PER GRAM
         WC               $ 0.018  X 0.957         =        $0.0172 >
         SET UP           $70.00   X 1.010         =        $70.70


                          QUARTER 7 PRICING FORMULA =
$0.35 + $0.0514 PER GRAM + ($70.70 DIVIDED BY THE QUANTITY ON THE ORDER)

                               ANNEX B - PAGE 11

COMPACTS PRICING                                            >       COBALT . . . >   $15.30 PER POUND
SII SMITH INTERNATIONAL DIV                BASE PRICES. . . >
                                                            >       WC . . . . . >   $9.35 PER POUND

                                                                                     LABOR, OH
EXAMPLE                          8% avg.        92% avg.            SET UP           & MARK UP
PRICE                            COBALT           WC                $225             $1.00   $0.047
CALCULATIONS                     cents/gm       cents/gm            per run          per pc   per gm

WT/PC
SIZE
1986 KGS.     QTY                COBALT         WC                  SETUP/PC          L,OH+MU       PRICE      price/gm
   1.5         250               $0.0060        $0.0270             $0.280           $0.350  $0.045  $ 0.71        4
              1000               $0.0060        $0.0270             $0.070           $0.350  $0.045  $ 0.50        3
  3/16        5000               $0.0060        $0.0270             $0.014           $0.350  $0.045  $ 0.33        2
   108       10000               $0.0060        $0.0270             $0.007           $0.350  $0.045  $ 0.44        2

    3.5        250               $0.0140        $0.0630             $0.280           $0.350  $0.105  $ 0.81        2
              1000               $0.0140        $0.0630             $0.070           $0.350  $0.105  $ 0.60        1
  1/4         5000               $0.0140        $0.0630             $0.014           $0.350  $0.105  $ 0.55        1
   880       10000               $0.0140        $0.0630             $0.007           $0.350  $0.105  $ 0.54        1

    6.5        250               $0.0260        $0.1170             $0.280           $0.350  $0.195  $ 0.97        1
              1000               $0.0260        $0.1170             $0.070           $0.350  $0.195  $ 0.76        1
  5/16        5000               $0.0260        $0.1170             $0.014           $0.350  $0.195  $ 0.70        1
  1382       10000               $0.0260        $0.1170             $0.007           $0.350  $0.195  $ 0.70        1

   10          250               $0.0400        $0.1800             $0.280           $0.350  $0.3000  $1.15        1
              1000               $0.0400        $0.1800             $0.070           $0.350  $0.3000  $0.94
  3/8         5000               $0.0400        $0.1800             $0.014           $0.350  $0.3000  $0.88
 4046        10000               $0.0400        $0.1800             $0.007           $0.350  $0.3000  $0.88

   21          250               $0.0840        $0.3780             $0.280           $0.350  $0.6300  $1.72
              1000               $0.0840        $0.3780             $0.070           $0.350  $0.6300  $1.51
7/16          5000               $0.0840        $0.3780             $0.014           $0.350  $0.6300  $1.46
13660        10000               $0.0840        $0.3780             $0.007           $0.350  $0.6300  $1.45

   25          250               $0.1000        $0.4500             $0.280           $0.350  $0.7500  $1.93
              1000               $0.1000        $0.4500             $0.070           $0.350  $0.7500  $1.72
1/2           5000               $0.1000        $0.4500             $0.014           $0.350  $0.7500  $1.66
8065         10000               $0.1000        $0.4500             $0.007           $0.350  $0.7500  $1.66

   38          250               $0.1520        $0.6840             $0.280           $0.350  $1.1400  $2.61
              1000               $0.1520        $0.6840             $0.070           $0.350  $1.1400  $2.40
  9/16        5000               $0.1520        $0.6840             $0.014           $0.350  $1.1400  $2.34
  22096      10000               $0.1520        $0.6840             $0.007           $0.350  $1.1400  $2.33

   48          250               $0.1920        $0.8640             $0.280           $0.350  $1.4400  $3.13
              1000               $0.1920        $0.8640             $0.070           $0.350  $1.4400  $2.92
  5/8         5000               $0.1920        $0.8640             $0.014           $0.350  $1.4400  $2.34
13870        10000               $0.1920        $0.8640             $0.007           $0.350  $1.4400  $2.33



              ANNEX B - PAGE 12 (CONTINUATION OF COMPACTS PRICING)

COMPACTS PRICING                              >     COBALT . . . >   $15.30 PER POUND
SII SMITH INTERNATIONAL DIV   BASE PRICES. . .>
                                              >     WC . . . . . >   $9.35 PER POUND

                                                                                     LABOR, OH
EXAMPLE                           8% avg.      92% avg.             SET UP           & MARK UP
PRICE                             COBALT         WC                 $225             $1.00   $0.047
CALCULATIONS                      cents/gm     cents/gm             per run          per pc  per gm

WT/PC
SIZE
1986 KGS.     QTY                COBALT        WC                   SETUP/PC           L,OH+MU        PRICE    price/gm
     80        250               $0.3200       $01.440              $0.280           $0.350  $2.400   $ 4.79
              1000               $0.3200       $01.440              $0.070           $0.350  $2.400   $ 4.58
    3/4       5000               $0.3200       $01.440              $0.014           $0.350  $2.400   $ 4.52
  13677      10000               $0.3200       $01.440              $0.007           $0.350  $2.400   $ 4.52

     90        250               $0.3600       $01.620              $0.280           $0.350  $2.700   $ 5.31
              1000               $0.3600       $01.620              $0.070           $0.350  $2.700   $ 5.10
13/16         5000               $0.3600       $01.620              $0.014           $0.350  $2.700   $ 5.04
 300         10000               $0.3600       $01.620              $0.007           $0.350  $2.700   $ 5.04

    100        250               $0.4000       $01.800              $0.280           $0.350  $3.000   $ 5.83
              1000               $0.4000       $01.800              $0.070           $0.350  $3.000   $ 5.62
7/8           5000               $0.4000       $01.800              $0.014           $0.350  $3.000   $ 5.56
3890         10000               $0.4000       $01.800              $0.007           $0.350  $3.000   $ 5.56

    100        250               $0.5000       $02.250              $0.280           $0.350  $3.750   $ 7.13
              1000               $0.5000       $02.250              $0.070           $0.350  $3.750   $ 6.92
   1          5000               $0.5000       $02.250              $0.014           $0.350  $3.750   $ 6.86
  930        10000               $0.5000       $02.250              $0.007           $0.350  $3.750   $ 6.86

